UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2011
BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-52584 (Commission File No.)	20-1132959 (IRS Employer Identification No.)
33583 Woodward Avenue, Birmingham, Michigan 48009
(Address of principal executive offices)     (Zip Code)
Registrant’s telephone number, including area code: (248) 723-7200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     Birmingham Bloomfield Bancshares, Inc. (the “Company”) announced the appointment of Bruce E. Nyberg as a director of the Company and Bank of Birmingham (the “Bank”). Mr. Nyberg most recently served as Eastern Michigan Regional President of Huntington Bank, Columbus, Ohio from 2001 until 2007. Prior to his employment with Huntington Bank, Mr. Nyberg served as Senior Vice President/Division Head for NBD Bancorp, Inc. which is now part of J.P. Morgan Chase. Mr. Nyberg was employed by NBD Bancorp, Inc. from 1973 until 2001.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
Dated: February 7, 2011	By:	/s/ Robert E. Farr
Robert E. Farr
President and Chief Executive Officer